SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                June 23, 1998
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                Date of Report (Date of earliest event reported)

                           360 COMMUNICATIONS COMPANY
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             (Exact name of registrant as specified in its charter)





      Delaware               1 - 14108                   47-0649117
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(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)




                  8725 W. Higgins Road, Chicago, Illinois 60631
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               (Address of principal executive offices) (Zip Code)

                                 (773) 399-2500
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              (Registrant's telephone number, including area code)





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Item 5. Other Events.


         On June 23, 1998, 360 Communications Company and ALLTEL Corporation issued a press release announcing that, at separate special meetings held on June 23, 1998, the shareholders of both companies approved the previously announced proposed merger of the two companies. The companies also announced that the Federal Communications Commission has approved the transaction. A copy of such press release is attached hereto as Exhibit 99.1.



Item  7.  Financial Statements and Exhibits.

         (c)  Exhibits.


         Exhibit 99.1: Press Release issued by 360 Communications Company and ALLTEL Corporation on June 23, 1998 announcing that, at separate special meetings held on June 23, 1998, the shareholders of both companies approved the previously announced proposed merger of the two companies. The companies also
announced   that  the  Federal   Communications   Commission  has  approved  the
transaction.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             360  Communications Company


                                             By: /s/ Jeffery R. Gardner
                                                 Jeffery R. Gardner
                                                 Senior Vice President - Finance




Date:  June 23, 1998




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






                                    EXHIBIT INDEX


Exhibit
   No.                             Description of Exhibits
--------                         ----------------------------

  99.1 Press Release issued by 360 Communications Company and ALLTEL Corporation on June 23, 1998 announcing that, at separate special meetings held on June 23, 1998, the shareholders of both companies approved the previously announced proposed merger of the two companies. The companies also announced that the Federal Communications Commission has approved the transaction.




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